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                                                     Exhibit 99.1




                      SOUTHERN UNION COMPANY

                   8.25% Senior Notes Due 2029

                      OFFICERS' CERTIFICATE



THE UNDERSIGNED, Ronald J. Endres and Andre C. Bouchard, do hereby certify that they are the duly appointed, qualified and acting Executive Vice President and Chief Financial Officer and Assistant Secretary, respectively, of Southern Union Company, a Delaware corporation (the "Company"), and they do hereby further certify that there is hereby established pursuant to the resolu-tions duly adopted by the Board of Directors of the Company, as of September 17, 1999 and by the Executive Committee thereof as of October 27, 1999 (the "Resolutions") and Section 301 of the Indenture, dated as of January 31, 1994 (the "Indenture"), between the Company and The Chase Manhattan Bank, as Trustee (the "Trustee"), a series of Securities (as that term is used in
Section 301 of the Indenture) to be issued under the Indenture, which series of Securities shall have the following terms and such additional terms as shall be set forth in the form of Notes (as defined below) attached hereto as Exhibit A (unless otherwise defined herein, capitalized terms used herein have the meanings assigned thereto in the Indenture):

1.   The Securities shall be entitled "8.25% Senior Notes Due
     2029" (the "Notes").

2. The initial aggregate principal amount of Notes that are to be authenticated and delivered under the Indenture is $300,000,000 (except for Notes authenticated and delivered upon registration of, transfer of or in exchange for, or in lieu of other Notes pursuant to Section 305, 306 or 906 of the Indenture). This Series may be reopened and additional Notes of this Series may be issued in accordance with the terms of the Indenture.

3. The principal amount of the Notes shall mature on November 15, 2029, subject to the provisions of Section 502 of the Indenture respecting acceleration.

4. The Notes shall bear interest from November 3, 1999, or from the most recent Interest Payment Date to which interest has been paid or provided for, at the rate of 8.25% per annum, payable semiannually in arrears on May 15 and November 15 of each year, commencing May 15, 2000, for payment to holders on the respective Regular Record Dates, which dates shall be the next preceding May 1 and November 1, respectively.

5. The principal of and interest on the Notes shall be payable at, and any Notes surrendered for registration of transfer or exchange shall be delivered to, the office or agency maintained by the Company for that purpose, pursuant to the Indenture (initially the Corporate Trust Office of the Trustee in the Borough of Manhattan, in the City of New
     York); except that at the option of the Company, interest may be paid (a) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (b) by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register.

6. The Notes may not be redeemed at any time prior to the Stated Maturity thereof (November 15, 2029).

7. The Notes shall not be subject to the operation of any sinking fund or an analogous provision.

8. In addition to the covenants contained in the Indenture, the Notes will include the following additional covenants:

     (A) Limitations on Restricted Payments: The Company will not (and, with respect to clause (ii) will not permit any Subsidiary to) directly or indirectly (i) declare or pay any dividend on or make any distribution to the holders of, any shares of its Capital Stock (other than dividends and distributions payable solely in shares of its Capital Stock (other than Redeemable Stock) or in options, warrants or other rights to acquire in Capital Stock (other than Redeemable Stock)) or (ii) purchase, redeem or otherwise acquire or retire for consideration any shares of the Company's Capital Stock (each of the foregoing being referred to herein as a "Restricted Payment") unless, at the time of and after giving effect to such Restricted Payment, (1) no Default or Event of Default shall have occurred and be continuing and (2) the aggregate amount of all such Restricted Payments at the time of such Restricted Payment does not exceed the sum of (x) 50% of the cumulative con-solidated net income of the Company measured from January 31, 1994 through March 31, 1998 (the "Cut-Off Date") (or, if the Company's consolidated net income is a loss during that period, minus 100% of such loss) and 100% of the Company's cumulative consolidated net income after the Cut-off Date (or, if the Company's consolidated net income is a loss during that period, minus 100% of such loss), plus (y) the aggregate net proceeds to the Company from sales of its Capital Stock (other than Redeemable Stock and Capital Stock sold to a Subsidiary) after the date of the Indenture.

     "Capital Stock" of any Person means any and all shares, interests, participations, or other equivalents (however designated) of such Persons' capital stock whether now outstanding or issued after the date of the Indenture.

     "Redeemable Stock" means any class or series of Capital Stock that by its terms or otherwise is required to be redeemed prior to the Stated Maturity of the Securities or is redeemable at the option of the holder thereof at any time prior to the Stated Maturity of the Securities.

     (B) Restriction on Transfer of Assets: The Company will not sell, convey, transfer or otherwise dispose of its assets or property to any of its Subsidiaries, except for: (i)sales, conveyances, transfers or other disposi-tions of assets or property acquired by the Company after January 31, 1994; (ii) sales, conveyances, transfers or other dispositions of Existing Assets (a) with a net book value that, when aggregated with all other such transfers by the Company since January 31, 1994, less the net book value of Existing Assets trans-ferred to the Company from its subsidiaries, would not exceed 10% of the Consolidated Assets of the Company or
          (b) to any Subsidiary if such Subsidiary simultaneously with such sale, conveyance, transfer or other disposi-tion executes and delivers a supplemental indenture to the Indenture providing for the guarantee of payment of the Notes by such Subsidiary, which guarantee shall be senior to any guarantee of such Subsidiary of subordi-nated Debt of the Company, and shall be pari passu with any other Debt of such Subsidiary (which is not subor-dinated to any other Debt or guarantee of such Subsidi-
          ary); and (iii) sales, conveyances, transfers or other dispositions of Disposable Assets that would not exceed 10% of Consolidated Assets of the Company. Notwith-standing the foregoing, any such guarantee of a Sub-sidiary of the Notes shall provide by its terms that it shall be automatically and unconditionally released and discharged (i) on the date that the net book value of the Existing Assets held by the Company is greater than 90% of Consolidated Assets or (ii) upon any sale, exchange or transfer to any Person not an Affiliate of the Company of all of the Company's stock in, or all or substantially all the assets of, such Subsidiary.

     "Consolidated Assets" means the net book value of the Existing Assets shown on the balance sheet of the Company, as determined in accordance with generally accepted accounting principles consistently applied, as of December 31, 1993.

     "Disposable Assets" means General Plant (as defined below) and all assets primarily used in the natural gas vehicular fuels business.

     "Existing Assets" means the assets and other property held by the Company (and not its Subsidiaries) as of December 31, 1993, plus any assets held by the Company (and not its Subsidiaries) irrevocably designated from time to time by the Company as Existing Assets.

     "General Plant" shall have the meaning set forth under the "Uniform System of Accounts for Class A and B Gas Utilities 1976 National Association of Regulatory Utility Commis-sioners" Chapter 6; Accounts 389 through and including 398.

     (C) Limitation on Transactions with Affiliates: The Company will not, and will not permit any Subsidiary to, enter into any transactions with any Affiliate of the Company unless (i) such transactions are between and among the Company and wholly owned Subsidiaries or
          (ii) (A) the terms of such transactions are no less favorable to the Company or such Subsidiary, as the case may be, than the terms which could be obtained by the Company or such Subsidiary, as the case may be, in a comparable transaction made on a arm's-length basis between unaffiliated parties and (B) a majority of the disinterested directors of the Board of Direc-tors of the Company shall by resolution determine that such transactions meet the criteria set forth in clause
          (ii)(A) above.

9.   The Notes shall only be issued as Registered Securities.

10. The Notes shall be issued in permanent global form without interest coupons, initially issued to Cede & Co., as nominee of The Depository Trust Company (the initial depository therefor), in accordance with Section 305 of the Indenture.


                 [signatures appear on following page]


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IN WITNESS WHEREOF, the undersigned have executed this Certifi-
cate on this 3rd day of November, 1999.

                           RONALD J. ENDRES
                           ------------------------------------
                           Ronald J. Endres
                           Executive Vice President and Chief
                           Financial Officer



                           ANDRE C. BOUCHARD
                           ------------------------------------
                           Andre C. Bouchard
                           Assistant Secretary